UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – April 24, 2015

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2015, West Pharmaceutical Services, Inc. (the "Company") issued a press release announcing its first quarter 2015 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreement

On April 24, 2015, the Company entered into an Indemnification Agreement with Eric M. Green, Chief Executive Officer, our principal executive officer. The agreement provides indemnity, including the advancement of expenses, against liabilities incurred in the performance of an officer's duties, to the fullest extent permitted by Pennsylvania law.

A copy of the agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Sign-On Retention Award

On April 24, 2015, the Company also granted a Sign-On Retention Award to Mr. Green, as referenced in his employment agreement dated April 13, 2015, filed as Exhibit 10.1 to the Report on Form 8-K that was filed on April 15, 2015.

A copy of the award is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in “Item 2.02 Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference.

A copy of the Company’s presentation materials used during the call will be available for 30 days through the Investors link at the Company’s website, http://www.westpharma.com, and is also attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02 and Item 7.01 of this report (including Exhibits 99.1 and 99.2) are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, ("Exchange Act") or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Indemnification Agreement, dated April 24, 2015, between West Pharmaceutical Services, Inc. and Eric M. Green.
	10.2	Sign-On Retention Award Notice, dated April 24, 2015, from West Pharmaceutical Services, Inc. to Eric M. Green.
	99.1	West Pharmaceutical Services, Inc. Press Release, dated April 30, 2015.
	99.2	West Pharmaceutical Services, Inc. Presentation Slides.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

April 30, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1	Indemnification Agreement, dated April 24, 2015, between West Pharmaceutical Services, Inc. and Eric M. Green.
10.2	Sign-On Retention Award Notice, dated April 24, 2015, from West Pharmaceutical Services, Inc. to Eric M. Green.
99.1	West Pharmaceutical Services, Inc. Press Release, dated April 30, 2015.
99.2	West Pharmaceutical Services, Inc. Presentation Slides.

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